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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                                 August 14, 2002
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                REV Holdings Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                Delaware             333-23451           13-3933701
          ------------------- ----------------------- -----------------
          (State or Other      (Commission File No.)  (I.R.S. Employer
           Jurisdiction of                             Identification
           Incorporation)                              No.)


              35 East 62nd Street
              New York, New York                      10021
          ------------------------------  -----------------------------
              (Address of Principal                (Zip Code)
                Executive Offices)


                                 (212) 572-8600
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.    Description

                  99.1           Certification of CEO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

                  99.2           Certification of CFO pursuant to 18 U.S.C.
                                 Section 1350, as adopted pursuant to Section
                                 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Other Events and Regulation FD Disclosure

         On August 14, 2002, each of the Chief Executive Officer, Ronald O. Perelman, and Chief Financial Officer, Todd J. Slotkin, of REV Holdings Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REV HOLDINGS INC.



                                      By: /s/ Glenn P. Dickes
                                         --------------------
                                         Secretary




Date: August 14, 2002



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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



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